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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: September 30, 1998
(Date of earliest event reported)

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC. (as depositor under the Trust Agreement, dated as of September 1, 1998, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Salomon Brothers Mortgage Securities VII, Inc. Asset- Backed Floating Rate Notes Series 1998-11)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     333-50153              13-3439681
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(State or Other Jurisdiction         (Commission            (I.R.S. Employer
diction of Incorporation)            File Number)            Identification No.)


         Seven World Trade Center
         New York, New York                                        10048
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(Address of Principal Executive Office)                           (Zip Code)


        Registrant's telephone number, including area code:(212) 783-5659

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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  4.1 Servicing Agreement, dated as of September 1, 1998, among Wilshire Servicing Corporation, Ameriquest Mortgage Company, Norwest Bank Minnesota, National Association, and Wilshire REIT Trust Series 1998-1;

                  4.2 Servicing Agreement, dated as of September 1, 1998, among Wilshire Servicing Corporation, Long Beach Mortgage Company, Norwest Bank Minnesota, National Association, and Wilshire REIT Trust Series 1998-1;

                  4.3 Servicing Agreement, dated as of September 1, 1998, among Wilshire Servicing Corporation, National Mortgage Corporation, Norwest Bank Minnesota, National Association, and Wilshire REIT Trust Series 1998-1;

                  4.4 Amended and Restated Trust Agreement, dated as of September 1, 1998, between Salomon Brothers Mortgage Securities VII, Inc., as depositor, and Wilmington Trust Company, as owner trustee;

                  4.5 Indenture, dated as of September 1, 1998 between Wilshire REIT Trust Series 1998-1, as the issuer, and Norwest National Bank Minnesota, National Association, as indenture trustee; and

                  10.1 Ownership Transfer Agreement dated as of September 1, 1998 between Wilshire REIT 1998-1 Inc. and Salomon Brothers Mortgage Securities VII, Inc.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         SALOMON BROTHERS
                                         MORTGAGE SECURITIES VII,
                                         INC.

                                         By: /s/ Susan Mills
                                             -----------------------------------
                                         Name:   Susan Mills
                                         Title:  Assistant Vice President


Dated: September 30, 1998




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                                INDEX TO EXHIBITS
                                -----------------



       EXHIBIT NO.                                  DESCRIPTION
       -----------                                  -----------

           4.1              Servicing Agreement, dated as of September 1,
                            1998, among Wilshire Servicing Corporation,
                            Ameriquest Mortgage Company, Norwest Bank Minnesota, National Association, and Wilshire REIT Trust Series 1998-1.

           4.2 Servicing Agreement, dated as of September 1, 1998, among Wilshire Servicing Corporation, Long Beach Mortgage Company, Norwest Bank Minnesota, National Association, and Wilshire REIT Trust Series 1998-1.

           4.3 Servicing Agreement, dated as of September 1, 1998, among Wilshire Servicing Corporation, National Mortgage Corporation, Norwest Bank Minnesota, National Association, and Wilshire REIT Trust Series 1998-1.

           4.4 Amended and Restated Trust Agreement, dated as of September 1, 1998, between Salomon Brothers Mortgage Securities VII, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

           4.5 Indenture, dated as of September 1, 1998 between Wilshire REIT Trust Series 1998-1, as the issuer, and Norwest National Bank
                            Minnesota, National Association, as indenture trustee.

           10.1 Ownership Transfer Agreement dated as of September 1, 1998 between Wilshire REIT 1998-1 Inc. and Salomon Brothers Mortgage Securities VII, Inc.